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                           SECOND AMENDMENT TO LEASE

         This Agreement made as of the 31st day of January, 1995 by and between

         Paul E. Tryder, Trustee of First Stone Ridge Nominee Trust I under a Declaration of Trust dated October 21, 1987 and registered in the Norfolk Registry District of Land Court as Document No. 535016, as amended (hereinafter the "Landlord")

         and

         MICROCOM, Inc. (hereinafter the "Tenant")

         WHEREAS, on August 11, 1987, First Stone Ridge Limited Partnership entered into a lease (the "Lease") with the Tenant; and,

         WHEREAS, on March 30, 1989, First Stone Ridge Limited Partnership and the Tenant amended the Lease by executing an Amendment of Lease; and,

         WHEREAS, the Landlord has succeeded to the interest of First Stone Ridge Limited Partnership under the Lease; and,

         WHEREAS, the Landlord and Tenant desire to further amend the Lease,

         NOW, THEREFORE, in consideration of the mutual covenants herein and in the Lease contained, the Landlord and Tenant hereby agree to the following changes in the Lease;

         1)      Article 3.  Term

                 The parties agree that, according to the Lease, the ten year term ends on 12:00 P.M. on September 30, 1998. The Landlord and Tenant agree that the term shall hereby be extended so as to end at 12:00 P.M. on March 31, 2002.

         2)      Article 4.  Rent

                 The Landlord and Tenant agree that, effective January 1, 1995, the annual rent for the remainder of the term shall be One Million Ten Thousand ($1,010,000.00) Dollars.

         3) Capitalized terms not otherwise defined herein shall have the meaning for such terms ascribed in the Lease.

         4) In all other respects, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.
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         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Second
Amendment to Lease as an instrument under seal the day and year first above written.

                          LANDLORD:

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                                          Paul E. Tryder, Trustee of First Stone
                                          Ridge Nominee Trust I


                          TENANT:         MICROCOM, INC.


                                          By
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